                                                                    EXHIBIT 99.2

MATTEL, INC. AND SUBSIDIARIES
===================================================================================================================
1997 AND 1998 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                Year Ended Dec. 31, 1997
                                                                     ---------------------------------------------
                                                                                       Impact of
                                                                            As        Charges &
(In millions, except per share amounts)                                Reported (a)    Goodwill        Pro Forma
---------------------------------------                              --------------  ------------   --------------

Net Sales                                                              $  4,646.4    $    0.0        $ 4,646.4
   Cost of sales                                                          2,422.3         0.0          2,422.3
                                                                       ----------    --------        ---------

Gross Profit                                                              2,224.1         0.0          2,224.1
   Advertising and promotion expenses                                       620.7         0.0            620.7
   Other selling and administrative expenses                                779.8         0.0            779.8
   Restructuring and other charges                                          275.0       275.0              0.0
   Other expense, net                                                         1.2         0.0              1.2
                                                                       ----------    --------        ---------

Operating Income Before Amortization                                        547.4      (275.0)           822.4
   Amortization of other intangibles                                          1.4         0.0              1.4
                                                                       ----------    --------        ---------

Operating Income Before Amortization of Goodwill                            546.0      (275.0)           821.0
   Amortization of goodwill                                                  30.8        30.8              0.0
                                                                       ----------    --------        ---------

Operating Income                                                            515.2      (305.8)           821.0
   Interest expense                                                          90.1         0.0             90.1
                                                                       ----------    --------        ---------
Income Before Income Taxes                                                  425.1      (305.8)           730.9
   Provision for income taxes                                               135.3       (71.0)           206.3
                                                                       ----------    --------        ---------
Income From Continuing Operations                                           289.8      (234.8)           524.6
    Loss from discontinued operations, net of tax                          (467.9)     (467.9)             0.0
    Loss from extraordinary item, net of tax                                 (4.6)       (4.6)             0.0
                                                                       ----------    --------        ---------
Net Income (Loss)                                                      $   (182.7)   $ (707.3)       $   524.6
                                                                       ==========    ========        =========

Income (Loss) Per Share - Basic
    Income from continuing operations                                  $     0.76    $  (0.63)       $    1.39
    Loss from discontinued operations                                       (1.27)      (1.27)            0.00
    Loss from extraordinary item                                            (0.01)      (0.01)            0.00
                                                                       ----------    --------        ---------
                                                                       $    (0.52)   $  (1.91)       $    1.39
                                                                       ==========    ========        =========

Average Number of Common Shares
  Outstanding - Basic                                                       369.9       369.9            369.9
                                                                       ==========    ========        =========

Income (Loss) Per Share - Diluted
    Income from continuing operations                                  $     0.74    $  (0.62)       $    1.36
    Loss from discontinued operations                                       (1.24)      (1.24)            0.00
    Loss from extraordinary item                                            (0.01)      (0.01)            0.00
                                                                       ----------    --------        ---------
                                                                       $    (0.51)   $  (1.87)       $    1.36
                                                                       ==========    ========        =========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                   378.7       378.7            378.7
                                                                       ==========    ========        =========
                                                                                Year Ended Dec. 31, 1998
                                                                     ---------------------------------------------
                                                                                       Impact of
                                                                            As        Charges &
(In millions, except per share amounts)                                Reported (a)    Goodwill        Pro Forma
---------------------------------------                              --------------  ------------   --------------
Net Sales                                                               $ 4,579.5    $     0.0       $  4,579.5
   Cost of sales                                                          2,425.0          0.0          2,425.0
                                                                        ---------    ---------       ----------

Gross Profit                                                              2,154.5          0.0          2,154.5
   Advertising and promotion expenses                                       631.1          0.0            631.1
   Other selling and administrative expenses                                862.5          0.0            862.5
   Restructuring and other charges                                           44.0         44.0              0.0
   Other expense, net                                                         5.3          0.0              5.3
                                                                        ---------    ---------       ----------

Operating Income Before Amortization                                        611.6        (44.0)           655.6
   Amortization of other intangibles                                          3.1          0.0              3.1
                                                                        ---------    ---------       ----------

Operating Income Before Amortization of Goodwill                            608.5        (44.0)           652.5
   Amortization of goodwill                                                  38.2         38.2              0.0
                                                                        ---------    ---------       ----------

Operating Income                                                            570.3        (82.2)           652.5
   Interest expense                                                         110.8          0.0            110.8
                                                                        ---------    ---------       ----------
Income Before Income Taxes                                                  459.5        (82.2)           541.7
   Provision for income taxes                                               131.2        (21.0)           152.2
                                                                        ---------    ---------       ----------
Income From Continuing Operations                                           328.3        (61.2)           389.5
    Loss from discontinued operations, net of tax                          (122.2)      (122.2)             0.0
    Loss from extraordinary item, net of tax                                  0.0          0.0              0.0
                                                                        ---------    ---------       ----------
Net Income (Loss)                                                       $   206.1    $  (183.4)      $    389.5
                                                                        =========    =========       ==========

Income (Loss) Per Share - Basic
    Income from continuing operations                                   $    0.82    $   (0.16)      $     0.98
    Loss from discontinued operations                                       (0.31)       (0.31)            0.00
    Loss from extraordinary item                                             0.00         0.00             0.00
                                                                        ---------    ---------       ----------
                                                                        $    0.51    $   (0.47)      $     0.98
                                                                        =========    =========       ==========

Average Number of Common Shares
  Outstanding - Basic                                                       390.2        390.2            390.2
                                                                        =========    =========       ==========

Income (Loss) Per Share - Diluted
    Income from continuing operations                                   $    0.76    $   (0.14)      $     0.90
    Loss from discontinued operations                                       (0.29)       (0.29)            0.00
    Loss from extraordinary item                                             0.00         0.00             0.00
                                                                        ---------    ---------       ----------
                                                                        $    0.47    $   (0.43)      $     0.90
                                                                        =========    =========       ==========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                   421.7        421.7            421.7
                                                                        =========    =========       ==========



(a) Reported in accordance with Generally Accepted Accounting Principles and restated from previously reported amounts to reflect reclassifications for the impact of EITF Issue No. 01-09, "Accounting for Consideration Given by a Vender to a Customer."

MATTEL, INC. AND SUBSIDIARIES
================================================================================

1999 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                             Three Months Ended March 31, 1999
                                                                       ------------------------------------------------
                                                                                           Impact of
                                                                             As            Charges &
(In millions, except per share amounts)                                 Reported (a)       Goodwill        Pro Forma
---------------------------------------                                ----------------  --------------  --------------
Net Sales                                                                  $ 676.0         $  0.0            $676.0
   Cost of sales                                                             375.9            0.0             375.9
                                                                           -------         ------            ------

Gross Profit                                                                 300.1            0.0             300.1
   Advertising and promotion expenses                                         75.9            0.0              75.9
   Other selling and administrative expenses                                 201.5            0.0             201.5
   Restructuring and other charges                                             0.0            0.0               0.0
   Other (income) expense, net                                                 2.2            0.0               2.2
                                                                           -------         ------            ------

Operating Income (Loss) Before Amortization                                   20.5            0.0              20.5
   Amortization of other intangibles                                           1.3            0.0               1.3
                                                                           -------         ------            ------

Operating Income (Loss) Before Amortization of Goodwill                       19.2            0.0              19.2
   Amortization of goodwill                                                   11.7           11.7               0.0
                                                                           -------         ------            ------

Operating Income (Loss)                                                        7.5          (11.7)             19.2
   Interest expense                                                           24.9            0.0              24.9
                                                                           -------         ------            ------
Income (Loss) Before Income Taxes                                            (17.4)         (11.7)             (5.7)
   Provision (benefit) for income taxes                                       (4.8)          (3.2)             (1.6)
                                                                           -------         ------            ------
Income (Loss) From Continuing Operations                                     (12.6)          (8.5)             (4.1)
    Income (loss) from discontinued operations, net of tax                    17.7           17.7               0.0
                                                                           -------         ------            ------
Net Income (Loss)                                                          $   5.1         $  9.2            $ (4.1)
                                                                           =======         ======            ======

Income (Loss) Per Share - Basic
    Income (loss) from continuing operations                               $ (0.04)        $(0.02)           $(0.02)
    Income (loss) from discontinued operations                                0.05           0.05              0.00
                                                                           -------         ------            ------
                                                                           $  0.01         $ 0.03            $(0.02)
                                                                           =======         ======            ======

Average Number of Common Shares
  Outstanding - Basic                                                        396.5          396.5             396.5
                                                                           =======         ======            ======

Income (Loss) Per Share - Diluted
    Income (loss) from continuing operations                               $ (0.04)        $(0.02)           $(0.02)
    Income (loss) from discontinued operations                                0.05           0.05              0.00
                                                                           -------         ------            ------
                                                                           $  0.01         $ 0.03            $(0.02)
                                                                           =======         ======            ======

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                    396.5          396.5             396.5
                                                                           =======         ======            ======

                                                                                 Three Months Ended June 30, 1999
                                                                          -------------------------------------------------
                                                                                              Impact of
                                                                                As            Charges &
(In millions, except per share amounts)                                    Reported (a)        Goodwill        Pro Forma
---------------------------------------                                   ----------------   -------------   --------------
Net Sales                                                                    $ 791.5           $   0.0          $791.5
   Cost of sales                                                               448.1               0.0           448.1
                                                                             -------           -------          ------

Gross Profit                                                                   343.4               0.0           343.4
   Advertising and promotion expenses                                           80.6               0.0            80.6
   Other selling and administrative expenses                                   198.5               0.0           198.5
   Restructuring and other charges                                             293.1             293.1             0.0
   Other (income) expense, net                                                   1.0               0.0             1.0
                                                                             -------           -------          ------

Operating Income (Loss) Before Amortization                                   (229.8)           (293.1)          63.3
   Amortization of other intangibles                                             1.3               0.0            1.3
                                                                             -------           -------         ------

Operating Income (Loss) Before Amortization of Goodwill                       (231.1)           (293.1)          62.0
   Amortization of goodwill                                                     11.7              11.7            0.0
                                                                             -------           -------         ------

Operating Income (Loss)                                                       (242.8)           (304.8)          62.0
   Interest expense                                                             27.6               0.0           27.6
                                                                             -------           -------         ------
Income (Loss) Before Income Taxes                                             (270.4)           (304.8)          34.4
   Provision (benefit) for income taxes                                        (59.4)            (68.8)           9.4
                                                                             -------           -------         ------
Income (Loss) From Continuing Operations                                      (211.0)           (236.0)          25.0
    Income (loss) from discontinued operations, net of tax                       6.6               6.6            0.0
                                                                             -------           -------         ------
Net Income (Loss)                                                            $(204.4)          $(229.4)        $ 25.0
                                                                             =======           =======         ======

Income (Loss) Per Share - Basic
    Income (loss) from continuing operations                                 $ (0.52)          $ (0.58)        $ 0.06
    Income (loss) from discontinued operations                                  0.02              0.02           0.00
                                                                             -------           -------         ------
                                                                             $ (0.50)          $ (0.56)        $ 0.06
                                                                             =======           =======         ======

Average Number of Common Shares
  Outstanding - Basic                                                          409.0             409.0          409.0
                                                                             =======           =======         ======

Income (Loss) Per Share - Diluted
    Income (loss) from continuing operations                                 $ (0.52)          $ (0.58)        $ 0.06
    Income (loss) from discontinued operations                                  0.02              0.02           0.00
                                                                             -------           -------         ------
                                                                             $ (0.50)          $ (0.56)        $ 0.06
                                                                             =======           =======         ======

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                      409.0             409.0          409.0
                                                                             =======           =======         ======

                                                                               Three Months Ended Sept. 30, 1999
                                                                          ------------------------------------------------
                                                                                             Impact of
                                                                                As           Charges &
(In millions, except per share amounts)                                    Reported (a)       Goodwill        Pro Forma
---------------------------------------                                   ----------------  -------------   --------------
Net Sales                                                                    $1,557.4         $   0.0          $1,557.4
   Cost of sales                                                                812.9             0.0             812.9
                                                                             --------         -------          --------

Gross Profit                                                                    744.5             0.0             744.5
   Advertising and promotion expenses                                           185.3             0.0             185.3
   Other selling and administrative expenses                                    204.7             0.0             204.7
   Restructuring and other charges                                                0.0             0.0               0.0
   Other (income) expense, net                                                   (1.4)            0.0              (1.4)
                                                                             --------         -------          --------

Operating Income (Loss) Before Amortization                                     355.9            0.0              355.9
   Amortization of other intangibles                                              1.3            0.0                1.3
                                                                             --------         ------           --------

Operating Income (Loss) Before Amortization of Goodwill                         354.6            0.0              354.6
   Amortization of goodwill                                                      11.8           11.8                0.0
                                                                             --------         ------           --------

Operating Income (Loss)                                                         342.8          (11.8)             354.6
   Interest expense                                                              36.0            0.0               36.0
                                                                             --------         ------           --------
Income (Loss) Before Income Taxes                                               306.8          (11.8)             318.6
   Provision (benefit) for income taxes                                          84.7           (1.9)              86.6
                                                                             --------         ------           --------
Income (Loss) From Continuing Operations                                        222.1           (9.9)             232.0
    Income (loss) from discontinued operations, net of tax                      (86.8)         (86.8)               0.0
                                                                             --------         ------           --------
Net Income (Loss)                                                            $  135.3         $(96.7)          $  232.0
                                                                             ========         ======           ========

Income (Loss) Per Share - Basic
    Income (loss) from continuing operations                                 $   0.52         $(0.03)          $   0.55
    Income (loss) from discontinued operations                                  (0.20)         (0.20)              0.00
                                                                             --------         ------           --------
                                                                             $   0.32         $(0.23)          $   0.55
                                                                             ========         ======           ========

Average Number of Common Shares
  Outstanding - Basic                                                           425.1          425.1              425.1
                                                                             ========         ======           ========

Income (Loss) Per Share - Diluted
    Income (loss) from continuing operations                                 $   0.52         $(0.02)          $   0.54
    Income (loss) from discontinued operations                                  (0.20)         (0.20)              0.00
                                                                             --------         ------           --------
                                                                             $   0.32         $(0.22)          $   0.54
                                                                             ========         ======           ========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                       429.5          429.5              429.5
                                                                             ========         ======           ========




                                                                                  Three Months Ended Dec. 31, 1999
                                                                            ------------------------------------------------
                                                                                                Impact of
                                                                                  As            Charges &
(In millions, except per share amounts)                                      Reported (a)       Goodwill        Pro Forma
---------------------------------------                                     ----------------  --------------  --------------

Net Sales                                                                      $1,477.8           $   0.0        $1,477.8
   Cost of sales                                                                  798.6               0.0           798.6
                                                                               --------           -------        --------

Gross Profit                                                                      679.2               0.0           679.2
   Advertising and promotion expenses                                             227.9               0.0           227.9
   Other selling and administrative expenses                                      263.2               0.0           263.2
   Restructuring and other charges                                                (12.0)            (12.0)            0.0
   Other (income) expense, net                                                     (7.1)              0.0            (7.1)
                                                                               --------           -------        --------

Operating Income (Loss) Before Amortization                                       207.2              12.0           195.2
   Amortization of other intangibles                                                1.3               0.0             1.3
                                                                               --------           -------        --------

Operating Income (Loss) Before Amortization of Goodwill                           205.9              12.0           193.9
   Amortization of goodwill                                                        11.6              11.6             0.0
                                                                               --------           -------        --------

Operating Income (Loss)                                                           194.3               0.4           193.9
   Interest expense                                                                43.1               0.0            43.1
                                                                               --------           -------        --------
Income (Loss) Before Income Taxes                                                 151.2               0.4           150.8
   Provision (benefit) for income taxes                                            41.3               0.3            41.0
                                                                               --------           -------        --------
Income (Loss) From Continuing Operations                                          109.9               0.1           109.8
    Income (loss) from discontinued operations, net of tax                       (128.3)           (128.3)            0.0
                                                                               --------           -------        --------
Net Income (Loss)                                                              $  (18.4)          $(128.2)       $  109.8
                                                                               ========           =======        ========

Income (Loss) Per Share - Basic
    Income (loss) from continuing operations                                   $   0.26           $  0.00        $   0.26
    Income (loss) from discontinued operations                                    (0.30)            (0.30)           0.00
                                                                               --------           -------        --------
                                                                               $  (0.04)          $ (0.30)       $   0.26
                                                                               ========           =======        ========

Average Number of Common Shares
  Outstanding - Basic                                                             425.7             425.7           425.7
                                                                               ========           =======        ========

Income (Loss) Per Share - Diluted
    Income (loss) from continuing operations                                   $   0.26           $  0.00        $   0.26
    Income (loss) from discontinued operations                                    (0.30)            (0.30)           0.00
                                                                               --------           -------        --------
                                                                               $  (0.04)          $ (0.30)       $   0.26
                                                                               ========           =======        ========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                         426.5             426.5           426.5
                                                                               ========           =======        ========

                                                                                    Year Ended Dec. 31, 1999
                                                                           ----------------------------------------------
                                                                                             Impact of
                                                                                As           Charges &
(In millions, except per share amounts)                                    Reported (a)      Goodwill        Pro Forma
---------------------------------------                                    --------------  --------------  --------------
Net Sales                                                                    $4,502.7         $   0.0         $4,502.7
   Cost of sales                                                              2,435.5             0.0          2,435.5
                                                                             --------         -------         --------

Gross Profit                                                                  2,067.2             0.0          2,067.2
   Advertising and promotion expenses                                           569.7             0.0            569.7
   Other selling and administrative expenses                                    867.9             0.0            867.9
   Restructuring and other charges                                              281.1           281.1              0.0
   Other (income) expense, net                                                   (5.3)            0.0             (5.3)
                                                                             --------         -------         --------

Operating Income (Loss) Before Amortization                                     353.8          (281.1)           634.9
   Amortization of other intangibles                                              5.2             0.0              5.2
                                                                             --------         -------         --------

Operating Income (Loss) Before Amortization of Goodwill                         348.6          (281.1)           629.7
   Amortization of goodwill                                                      46.8            46.8              0.0
                                                                             --------         -------         --------

Operating Income (Loss)                                                         301.8          (327.9)           629.7
   Interest expense                                                             131.6             0.0            131.6
                                                                             --------         -------         --------
Income (Loss) Before Income Taxes                                               170.2          (327.9)           498.1
   Provision (benefit) for income taxes                                          61.8           (73.6)           135.4
                                                                             --------         -------         --------
Income (Loss) From Continuing Operations                                        108.4          (254.3)           362.7
    Income (loss) from discontinued operations, net of tax                     (190.8)         (190.8)             0.0
                                                                             --------         -------         --------
Net Income (Loss)                                                            $  (82.4)        $(445.1)        $  362.7
                                                                             ========         =======         ========

Income (Loss) Per Share - Basic
    Income (loss) from continuing operations                                 $   0.25         $ (0.62)        $   0.87
    Income (loss) from discontinued operations                                  (0.46)          (0.46)            0.00
                                                                             --------         -------         --------
                                                                             $  (0.21)        $ (1.08)        $   0.87
                                                                             ========         =======         ========

Average Number of Common Shares
  Outstanding - Basic                                                           414.2           414.2            414.2
                                                                             ========         =======         ========

Income (Loss) Per Share - Diluted
    Income (loss) from continuing operations                                 $   0.25         $ (0.59)        $   0.84
    Income (loss) from discontinued operations                                  (0.45)          (0.45)            0.00
                                                                             --------         -------         --------
                                                                             $  (0.20)        $ (1.04)        $   0.84
                                                                             ========         =======         ========

Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                                       425.3           425.3            425.3
                                                                             ========         =======         ========

(a) Reported in accordance with Generally Accepted Accounting Principles and restated from previously reported amounts to reflect reclassifications for the impact of EITF Issue No. 01-09, "Accounting for Consideration Given by a Vender to a Customer."

MATTEL, INC. AND SUBSIDIARIES
================================================================================
2000 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                             Three Months Ended March 31, 2000
                                                                      -----------------------------------------------
                                                                                           Impact of
                                                                            As             Charges &
(In millions, except per share amounts)                                Reported (a)        Goodwill        Pro Forma
---------------------------------------                                ------------       -----------     -----------
Net Sales                                                              $    679.6         $      0.0      $    679.6
   Cost of sales                                                            379.7                0.0           379.7
                                                                       ----------         ----------      ----------
Gross Profit                                                                299.9                0.0           299.9
   Advertising and promotion expenses                                        76.8                0.0            76.8
   Other selling and administrative expenses                                254.2               53.1           201.1
   Restructuring and other charges                                            0.0                0.0             0.0
   Other (income) expense, net                                               (6.4)               0.0            (6.4)
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization                                 (24.7)             (53.1)           28.4
   Amortization of other intangibles                                          1.3                0.0             1.3
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization of Goodwill                     (26.0)             (53.1)           27.1
   Amortization of goodwill                                                  11.2               11.2             0.0
                                                                       ----------         ----------      ----------
Operating Income (Loss)                                                     (37.2)             (64.3)           27.1
   Interest expense                                                          24.4                0.0            24.4
                                                                       ----------         ----------      ----------
Income (Loss) Before Income Taxes                                           (61.6)             (64.3)            2.7
   Provision (benefit) for income taxes                                     (17.0)             (17.7)            0.7
                                                                       ----------         ----------      ----------
Income (Loss) From Continuing Operations                                    (44.6)             (46.6)            2.0
   Loss from discontinued operations, net of tax                           (126.6)            (126.6)            0.0
                                                                       ----------         ----------      ----------
Net Income (Loss)                                                      $   (171.2)        $   (173.2)     $      2.0
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Basic
   Income (loss) from continuing operations                            $    (0.10)        $    (0.11)     $     0.01
   Loss from discontinued operations                                        (0.30)             (0.30)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (0.40)        $    (0.41)     $     0.01
                                                                       ==========         ==========      ==========
Average Number of Common Shares
   Outstanding - Basic                                                      425.5              425.5           425.5
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Diluted
   Income (loss) from continuing operations                            $    (0.10)        $    (0.11)     $     0.01
   Loss from discontinued operations                                        (0.30)             (0.30)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (0.40)        $    (0.41)     $     0.01
                                                                       ==========         ==========      ==========
Average Number of Common and Common
   Equivalent Shares Outstanding - Diluted                                  425.5              425.5           425.5
                                                                       ==========         ==========      ==========
                                                                             Three Months Ended June 30, 2000
                                                                      -----------------------------------------------
                                                                                           Impact of
                                                                            As             Charges &
(In millions, except per share amounts)                                Reported (a)        Goodwill        Pro Forma
---------------------------------------                                ------------       -----------     -----------
Net Sales                                                              $    803.0         $      0.0      $    803.0
   Cost of sales                                                            454.7                0.0           454.7
                                                                       ----------         ----------      ----------
Gross Profit                                                                348.3                0.0           348.3
   Advertising and promotion expenses                                        83.0                0.0            83.0
   Other selling and administrative expenses                                218.7                0.0           218.7
   Restructuring and other charges                                           (2.0)              (2.0)            0.0
   Other (income) expense, net                                               (9.0)               0.0            (9.0)
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization                                  57.6                2.0            55.6
   Amortization of other intangibles                                          1.3                0.0             1.3
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization of Goodwill                      56.3                2.0            54.3
   Amortization of goodwill                                                  12.1               12.1             0.0
                                                                       ----------         ----------      ----------
Operating Income (Loss)                                                      44.2              (10.1)           54.3
   Interest expense                                                          35.9                0.0            35.9
                                                                       ----------         ----------      ----------
Income (Loss) Before Income Taxes                                             8.3              (10.1)           18.4
   Provision (benefit) for income taxes                                       2.3               (2.7)            5.0
                                                                       ----------         ----------      ----------
Income (Loss) From Continuing Operations                                      6.0               (7.4)           13.4
   Loss from discontinued operations, net of tax                              0.0                0.0             0.0
                                                                       ----------         ----------      ----------
Net Income (Loss)                                                      $      6.0         $     (7.4)     $     13.4
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Basic
   Income (loss) from continuing operations                            $     0.01         $    (0.02)     $     0.03
   Loss from discontinued operations                                         0.00               0.00            0.00
                                                                       ----------         ----------      ----------
                                                                       $     0.01         $    (0.02)     $     0.03
                                                                       ==========         ==========      ==========
Average Number of Common Shares
   Outstanding - Basic                                                      425.8              425.8           425.8
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Diluted
   Income (loss) from continuing operations                            $     0.01         $    (0.02)     $     0.03
   Loss from discontinued operations                                         0.00               0.00            0.00
                                                                       ----------         ----------      ----------
                                                                       $     0.01         $    (0.02)     $     0.03
                                                                       ==========         ==========      ==========
Average Number of Common and Common
   Equivalent Shares Outstanding - Diluted                                  427.8              427.8           427.8
                                                                       ==========         ==========      ==========
                                                                             Three Months Ended Sept. 30, 2000
                                                                      -----------------------------------------------
                                                                                           Impact of
                                                                            As             Charges &
(In millions, except per share amounts)                                Reported (a)        Goodwill        Pro Forma
---------------------------------------                                ------------       -----------     -----------
Net Sales                                                              $  1,549.6         $      0.0      $  1,549.6
   Cost of sales                                                            917.9               72.0           845.9
                                                                       ----------         ----------      ----------
Gross Profit                                                                631.7              (72.0)          703.7
   Advertising and promotion expenses                                       190.3                3.8           186.5
   Other selling and administrative expenses                                224.7                2.1           222.6
   Restructuring and other charges                                           17.9               17.9             0.0
   Other (income) expense, net                                                7.6                9.0            (1.4)
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization                                 191.2             (104.8)          296.0
   Amortization of other intangibles                                          1.7                0.5             1.2
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization of Goodwill                     189.5             (105.3)          294.8
   Amortization of goodwill                                                  11.6               11.6             0.0
                                                                       ----------         ----------      ----------
Operating Income (Loss)                                                     177.9             (116.9)          294.8
   Interest expense                                                          42.6                0.0            42.6
                                                                       ----------         ----------      ----------
Income (Loss) Before Income Taxes                                           135.3             (116.9)          252.2
   Provision (benefit) for income taxes                                      31.6              (37.2)           68.8
                                                                       ----------         ----------      ----------
Income (Loss) From Continuing Operations                                    103.7              (79.7)          183.4
   Loss from discontinued operations, net of tax                           (440.6)            (440.6)            0.0
                                                                       ----------         ----------      ----------
Net Income (Loss)                                                      $   (336.9)        $   (520.3)     $    183.4
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Basic
   Income (loss) from continuing operations                            $     0.24         $    (0.19)     $     0.43
   Loss from discontinued operations                                        (1.03)             (1.03)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (0.79)        $    (1.22)     $     0.43
                                                                       ==========         ==========      ==========
Average Number of Common Shares
   Outstanding - Basic                                                      426.4              426.4           426.4
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Diluted
   Income (loss) from continuing operations                            $     0.24         $    (0.19)     $     0.43
   Loss from discontinued operations                                        (1.03)             (1.03)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (0.79)        $    (1.22)     $     0.43
                                                                       ==========         ==========      ==========
Average Number of Common and Common
   Equivalent Shares Outstanding - Diluted                                  426.9              426.9           426.9
                                                                       ==========         ==========      ==========
                                                                             Three Months Ended Dec. 31, 2000
                                                                      -----------------------------------------------
                                                                                           Impact of
                                                                            As             Charges &
(In millions, except per share amounts)                                Reported (a)        Goodwill        Pro Forma
---------------------------------------                                ------------       -----------     -----------
Net Sales                                                              $  1,533.3         $      0.0      $  1,533.3
   Cost of sales                                                            820.0                6.6           813.4
                                                                       ----------         ----------      ----------
Gross Profit                                                                713.3               (6.6)          719.9
   Advertising and promotion expenses                                       228.2                1.0           227.2
   Other selling and administrative expenses                                269.4                3.8           265.6
   Restructuring and other charges                                            0.0                0.0             0.0
   Other (income) expense, net                                                9.4               11.9            (2.5)
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization                                 206.3              (23.3)          229.6
   Amortization of other intangibles                                          1.2                0.0             1.2
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization of Goodwill                     205.1              (23.3)          228.4
   Amortization of goodwill                                                  11.6               11.6             0.0
                                                                       ----------         ----------      ----------
Operating Income (Loss)                                                     193.5              (34.9)          228.4
   Interest expense                                                          50.1                0.0            50.1
                                                                       ----------         ----------      ----------
Income (Loss) Before Income Taxes                                           143.4              (34.9)          178.3
   Provision (benefit) for income taxes                                      38.3              (10.3)           48.6
                                                                       ----------         ----------      ----------
Income (Loss) From Continuing Operations                                    105.1              (24.6)          129.7
   Loss from discontinued operations, net of tax                            (34.0)             (34.0)            0.0
                                                                       ----------         ----------      ----------
Net Income (Loss)                                                      $     71.1         $    (58.6)     $    129.7
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Basic
   Income (loss) from continuing operations                            $     0.25         $    (0.05)     $     0.30
   Loss from discontinued operations                                        (0.08)             (0.08)           0.00
                                                                       ----------         ----------      ----------
                                                                       $     0.17         $    (0.13)     $     0.30
                                                                       ==========         ==========      ==========
Average Number of Common Shares
   Outstanding - Basic                                                      426.9              426.9           426.9
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Diluted
   Income (loss) from continuing operations                            $     0.25         $    (0.05)     $     0.30
   Loss from discontinued operations                                        (0.08)             (0.08)           0.00
                                                                       ----------         ----------      ----------
                                                                       $     0.17         $    (0.13)     $     0.30
                                                                       ==========         ==========      ==========
Average Number of Common and Common
   Equivalent Shares Outstanding - Diluted                                  428.5              428.5           428.5
                                                                       ==========         ==========      ==========
                                                                                  Year Ended Dec. 31, 2000
                                                                      -----------------------------------------------
                                                                                           Impact of
                                                                            As             Charges &
(In millions, except per share amounts)                                Reported (a)        Goodwill        Pro Forma
---------------------------------------                                ------------       -----------     -----------
Net Sales                                                              $  4,565.5         $      0.0      $  4,565.5
   Cost of sales                                                          2,572.3               78.6         2,493.7
                                                                       ----------         ----------      ----------
Gross Profit                                                              1,993.2              (78.6)        2,071.8
   Advertising and promotion expenses                                       578.3                4.8           573.5
   Other selling and administrative expenses                                967.0               59.0           908.0
   Restructuring and other charges                                           15.9               15.9             0.0
   Other (income) expense, net                                                1.6               20.9           (19.3)
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization                                 430.4             (179.2)          609.6
   Amortization of other intangibles                                          5.5                0.5             5.0
                                                                       ----------         ----------      ----------
Operating Income (Loss) Before Amortization of Goodwill                     424.9             (179.7)          604.6
   Amortization of goodwill                                                  46.5               46.5             0.0
                                                                       ----------         ----------      ----------
Operating Income (Loss)                                                     378.4             (226.2)          604.6
   Interest expense                                                         153.0                0.0           153.0
                                                                       ----------         ----------      ----------
Income (Loss) Before Income Taxes                                           225.4             (226.2)          451.6
   Provision (benefit) for income taxes                                      55.2              (67.9)          123.1
                                                                       ----------         ----------      ----------
Income (Loss) From Continuing Operations                                    170.2             (158.3)          328.5
   Loss from discontinued operations, net of tax                           (601.2)            (601.2)            0.0
                                                                       ----------         ----------      ----------
Net Income (Loss)                                                      $   (431.0)        $   (759.5)     $    328.5
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Basic
   Income (loss) from continuing operations                            $     0.40         $    (0.37)     $     0.77
   Loss from discontinued operations                                        (1.41)             (1.41)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (1.01)        $    (1.78)     $     0.77
                                                                       ==========         ==========      ==========
Average Number of Common Shares
   Outstanding - Basic                                                      426.2              426.2           426.2
                                                                       ==========         ==========      ==========
Income (Loss) Per Share - Diluted
   Income (loss) from continuing operations                            $     0.40         $    (0.37)     $     0.77
   Loss from discontinued operations                                        (1.41)             (1.41)           0.00
                                                                       ----------         ----------      ----------
                                                                       $    (1.01)        $    (1.78)     $     0.77
                                                                       ==========         ==========      ==========
Average Number of Common and Common
   Equivalent Shares Outstanding - Diluted                                  427.1              427.1           427.1
                                                                       ==========         ==========      ==========

(a) Reported in accordance with Generally Accepted Accounting Principles and restated from previously reported amounts to reflect reclassifications for the impact of EITF Issue No. 01-09, "Accounting for Consideration Given by a Vender to a Customer."

MATTEL, INC. AND SUBSIDIARIES
================================================================================
2001 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Three Months Ended March 31, 2001
                                                              --------------------------------------------
                                                                                Impact of
                                                                  As            Charges &
(In millions, except per share amounts)                       Reported (a)       Goodwill       Pro Forma
---------------------------------------                       ------------     -----------      ----------
Net Sales                                                     $    715.2       $       0.0      $   715.2
  Cost of sales                                                    405.2               6.6          398.6
                                                              ----------       -----------      ---------
Gross Profit                                                       310.0              (6.6)         316.6
  Advertising and promotion expenses                                79.7               0.3           79.4
  Other selling and administrative expenses                        205.3               0.1          205.2
  Restructuring and other charges                                    0.0               0.0            0.0
  Other expense, net                                                 6.5               5.5            1.0
                                                              ----------       -----------      ---------
Operating Income Before Amortization                                18.5             (12.5)          31.0
  Amortization of other intangibles                                  1.3               0.0            1.3
                                                              ----------       -----------      ---------
Operating Income Before Amortization of Goodwill                    17.2             (12.5)          29.7
  Amortization of goodwill                                          11.5              11.5            0.0
                                                              ----------       -----------      ---------
Operating Income                                                     5.7             (24.0)          29.7
  Interest expense                                                  34.9               0.0           34.9
                                                              ----------       -----------      ---------
Income (Loss) Before Income Taxes                                  (29.2)            (24.0)          (5.2)
  Provision (benefit) for income taxes                              (7.2)             (5.8)          (1.4)
                                                              ----------       -----------      ---------
Income (Loss) From Continuing Operations                           (22.0)            (18.2)          (3.8)
  Cumulative effect of change in accounting principles,
  net of tax                                                       (12.0)            (12.0)           0.0
                                                              ----------       -----------      ---------
Net Income (Loss)                                             $    (34.0)      $     (30.2)     $    (3.8)
                                                              ==========       ===========      =========
Income (Loss) Per Share - Basic
  Income (loss) from continuing operations                    $    (0.05)      $     (0.04)     $   (0.01)
  Cumulative effect of change in accounting principles             (0.03)            (0.03)          0.00
                                                              ----------       -----------      ---------
                                                              $    (0.08)      $     (0.07)     $   (0.01)
                                                              ==========       ===========      =========
Average Number of Common Shares
  Outstanding - Basic                                              429.9             429.9          429.9
                                                              ==========       ===========      =========
Income (Loss) Per Share - Diluted
  Income (loss) from continuing operations                    $    (0.05)      $     (0.04)     $   (0.01)
  Cumulative effect of change in accounting principles             (0.03)            (0.03)          0.00
                                                              ----------       -----------      ---------
                                                              $    (0.08)      $     (0.07)     $   (0.01)
                                                              ==========       ===========      =========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                          429.9             429.9          429.9
                                                              ==========       ===========      =========
                                                                   Three Months Ended June 30, 2001
                                                              --------------------------------------------
                                                                                Impact of
                                                                  As            Charges &
(In millions, except per share amounts)                       Reported (a)       Goodwill       Pro Forma
---------------------------------------                       ------------     -----------      ----------
Net Sales                                                     $    836.2       $       0.0      $   836.2
  Cost of sales                                                    475.8               7.2          468.6
                                                              ----------       -----------      ---------
Gross Profit                                                       360.4              (7.2)         367.6
  Advertising and promotion expenses                                84.9               0.0           84.9
  Other selling and administrative expenses                        214.3               0.0          214.3
  Restructuring and other charges                                   13.0              13.0            0.0
  Other expense, net                                                 2.7               0.6            2.1
                                                              ----------       -----------      ---------
Operating Income Before Amortization                                45.5             (20.8)          66.3
  Amortization of other intangibles                                  1.2               0.0            1.2
                                                              ----------       -----------      ---------
Operating Income Before Amortization of Goodwill                    44.3             (20.8)          65.1
  Amortization of goodwill                                          11.5              11.5            0.0
                                                              ----------       -----------      ---------
Operating Income                                                    32.8             (32.3)          65.1
  Interest expense                                                  39.6               0.0           39.6
                                                              ----------       -----------      ---------
Income (Loss) Before Income Taxes                                   (6.8)            (32.3)          25.5
  Provision (benefit) for income taxes                              (1.9)             (8.9)           7.0
                                                              ----------       -----------      ---------
Income (Loss) From Continuing Operations                            (4.9)            (23.4)          18.5
  Cumulative effect of change in accounting principles,
  net of tax                                                         0.0               0.0            0.0
                                                              ----------       -----------      ---------
Net Income (Loss)                                             $     (4.9)      $     (23.4)     $    18.5
                                                              ==========       ===========      =========
Income (Loss) Per Share - Basic
  Income (loss) from continuing operations                    $    (0.01)      $     (0.05)     $    0.04
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $    (0.01)      $     (0.05)     $    0.04
                                                              ==========       ===========      =========
Average Number of Common Shares
  Outstanding - Basic                                              430.9             430.9          430.9
                                                              ==========       ===========      =========
Income (Loss) Per Share - Diluted
  Income (loss) from continuing operations                    $    (0.01)      $     (0.05)     $    0.04
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $    (0.01)      $     (0.05)     $    0.04
                                                              ==========       ===========      =========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                          430.9             430.9          430.9
                                                              ==========       ===========      =========
                                                                   Three Months Ended Sept. 30, 2001
                                                              --------------------------------------------
                                                                                Impact of
                                                                  As            Charges &
(In millions, except per share amounts)                       Reported (a)       Goodwill        Pro Forma
---------------------------------------                       ------------     -----------      ----------
Net Sales                                                     $  1,575.3       $       0.0      $ 1,575.3
  Cost of sales                                                    840.0              10.2          829.8
                                                              ----------       -----------      ---------
Gross Profit                                                       735.3             (10.2)         745.5
  Advertising and promotion expenses                               174.9               0.0          174.9
  Other selling and administrative expenses                        230.3               0.0          230.3
  Restructuring and other charges                                    0.0               0.0            0.0
  Other expense, net                                                 2.3               1.0            1.3
                                                              ----------       -----------      ---------
Operating Income Before Amortization                               327.8             (11.2)         339.0
  Amortization of other intangibles                                  1.2               0.0            1.2
                                                              ----------       -----------      ---------
Operating Income Before Amortization of Goodwill                   326.6             (11.2)         337.8
  Amortization of goodwill                                          11.5              11.5            0.0
                                                              ----------       -----------      ---------
Operating Income                                                   315.1             (22.7)         337.8
  Interest expense                                                  39.5               0.0           39.5
                                                              ----------       -----------      ---------
Income (Loss) Before Income Taxes                                  275.6             (22.7)         298.3
  Provision (benefit) for income taxes                              75.8              (5.8)          81.6
                                                              ----------       -----------      ---------
Income (Loss) From Continuing Operations                           199.8             (16.9)         216.7
  Cumulative effect of change in accounting principles,
  net of tax                                                         0.0               0.0            0.0
                                                              ----------       -----------      ---------
Net Income (Loss)                                             $    199.8       $     (16.9)     $   216.7
                                                              ==========       ===========      =========
Income (Loss) Per Share - Basic
  Income (loss) from continuing operations                    $     0.46       $     (0.04)     $    0.50
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $     0.46       $     (0.04)     $    0.50
                                                              ==========       ===========      =========
Average Number of Common Shares
  Outstanding - Basic                                              431.2             431.2          431.2
                                                              ==========       ===========      =========
Income (Loss) Per Share - Diluted
  Income (loss) from continuing operations                    $     0.46       $     (0.04)     $    0.50
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $     0.46       $     (0.04)     $    0.50
                                                              ==========       ===========      =========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                          436.3             436.3          436.3
                                                              ==========       ===========      =========
                                                                   Three Months Ended Dec. 31, 2001
                                                              --------------------------------------------
                                                                                Impact of
                                                                  As            Charges &
(In millions, except per share amounts)                       Reported (a)       Goodwill        Pro Forma
---------------------------------------                       ------------     -----------      ----------
Net Sales                                                     $  1,561.2       $       0.0      $ 1,561.2
  Cost of sales                                                    818.0               4.2          813.8
                                                              ----------       -----------      ---------
Gross Profit                                                       743.2              (4.2)         747.4
  Advertising and promotion expenses                               204.0               0.0          204.0
  Other selling and administrative expenses                        286.2               1.4          284.8
  Restructuring and other charges                                    2.7               2.7            0.0
  Other expense, net                                                 5.9               2.9            3.0
                                                              ----------       -----------      ---------
Operating Income Before Amortization                               244.4             (11.2)         255.6
  Amortization of other intangibles                                  1.3               0.0            1.3
                                                              ----------       -----------      ---------
Operating Income Before Amortization of Goodwill                   243.1             (11.2)         254.3
  Amortization of goodwill                                          11.6              11.6            0.0
                                                              ----------       -----------      ---------
Operating Income                                                   231.5             (22.8)         254.3
  Interest expense                                                  41.1               0.0           41.1
                                                              ----------       -----------      ---------
Income (Loss) Before Income Taxes                                  190.4             (22.8)         213.2
  Provision (benefit) for income taxes                              52.4              (5.9)          58.3
                                                              ----------       -----------      ---------
Income (Loss) From Continuing Operations                           138.0             (16.9)         154.9
  Cumulative effect of change in accounting principles,
  net of tax                                                         0.0               0.0            0.0
                                                              ----------       -----------      ---------
Net Income (Loss)                                             $    138.0       $     (16.9)     $   154.9
                                                              ==========       ===========      =========
Income (Loss) Per Share - Basic
  Income (loss) from continuing operations                    $     0.32       $     (0.04)     $    0.36
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $     0.32       $     (0.04)     $    0.36
                                                              ==========       ===========      =========
Average Number of Common Shares
  Outstanding - Basic                                              431.8             431.8          431.8
                                                              ==========       ===========      =========
Income (Loss) Per Share - Diluted
  Income (loss) from continuing operations                    $     0.31       $     (0.04)     $    0.35
  Cumulative effect of change in accounting principles              0.00              0.00           0.00
                                                              ----------       -----------      ---------
                                                              $     0.31       $     (0.04)     $    0.35
                                                              ==========       ===========      =========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                          437.5             437.5          437.5
                                                              ==========       ===========      =========
                                                                        Year Ended Dec. 31, 2001
                                                              --------------------------------------------
                                                                                Impact of
                                                                  As            Charges &
(In millions, except per share amounts)                       Reported (a)       Goodwill       Pro Forma
---------------------------------------                       ------------     -----------      ----------
Net Sales                                                     $  4,687.9       $       0.0      $ 4,687.9
  Cost of sales                                                  2,539.0              28.2        2,510.8
                                                              ----------       -----------      ---------
Gross Profit                                                     2,148.9             (28.2)       2,177.1
  Advertising and promotion expenses                               543.5               0.3          543.2
  Other selling and administrative expenses                        936.1               1.5          934.6
  Restructuring and other charges                                   15.7              15.7            0.0
  Other expense, net                                                17.4              10.0            7.4
                                                              ----------       -----------      ---------
Operating Income Before Amortization                               636.2             (55.7)         691.9
  Amortization of other intangibles                                  5.0               0.0            5.0
                                                              ----------       -----------      ---------
Operating Income Before Amortization of Goodwill                   631.2             (55.7)         686.9
  Amortization of goodwill                                          46.1              46.1            0.0
                                                              ----------       -----------      ---------
Operating Income                                                   585.1            (101.8)         686.9
  Interest expense                                                 155.1               0.0          155.1
                                                              ----------       -----------      ---------
Income (Loss) Before Income Taxes                                  430.0            (101.8)         531.8
  Provision (benefit) for income taxes                             119.1             (26.4)         145.5
                                                              ----------       -----------      ---------
Income (Loss) From Continuing Operations                           310.9             (75.4)         386.3
  Cumulative effect of change in accounting principles,
  net of tax                                                       (12.0)            (12.0)           0.0
                                                              ----------       -----------      ---------
Net Income (Loss)                                             $    298.9       $     (87.4)     $   386.3
                                                              ==========       ===========      =========

Income (Loss) Per Share - Basic
  Income (loss) from continuing operations                    $     0.72       $     (0.18)     $    0.90
  Cumulative effect of change in accounting principles             (0.03)            (0.03)          0.00
                                                              ----------       -----------      ---------
                                                              $     0.69       $     (0.21)     $    0.90
                                                              ==========       ===========      =========
Average Number of Common Shares
  Outstanding - Basic                                              431.0             431.0          431.0
                                                              ==========       ===========      =========
Income (Loss) Per Share - Diluted
  Income (loss) from continuing operations                    $     0.71       $     (0.18)     $    0.89
  Cumulative effect of change in accounting principles             (0.03)            (0.03)          0.00
                                                              ----------       -----------      ---------
                                                              $     0.68       $     (0.21)     $    0.89
                                                              ==========       ===========      =========
Average Number of Common and Common
  Equivalent Shares Outstanding - Diluted                          436.2             436.2          436.2
                                                              ==========       ===========      =========

(a) Reported in accordance with Generally Accepted Accounting Principles and restated from previously reported amounts to reflect reclassifications for the impact of EITF Issue No. 01-09, "Accounting for Consideration Given by a Vender to a Customer."